UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2019 (May 16, 2019)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

48 NW 25th Street, Suite 108

Miami, FL 33127
(Address of principal executive offices, including zip code)

(786) 675-5246
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 16, 2019, Cool Holdings Inc. (the “Company”) closed a private placement of $3.5 million of 12% unsecured convertible notes (the “Notes”). The Notes mature 12 months after issuance and are convertible into shares of the Company’s common stock (the “Conversion Shares”) beginning six months after the date of issuance at $2.78 per share.  Interest on the Notes is payable in shares of common stock at the same conversion rate at the earlier of conversion or maturity.  Investors in the Notes also received a warrant to purchase one-half of one share of common stock for each Conversion Share issuable under the notes at an exercise price of $2.72 per share (each full warrant, a “Warrant”). The Warrants are exercisable beginning six months after issuance and expire 36 months from the date of issuance and up to 719,429 Conversion Shares are issuable on exercise of the Warrants. The Notes and Warrants were issued pursuant to a subscription agreement.

The Notes were issued in the United States pursuant to an exemption from registration under Rule 506(b) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”). The Notes were also issued offshore pursuant to Rule 903 of Regulation S under the U.S. Securities Act.

The foregoing is a summary of certain material terms and conditions of the Notes, the Warrants, and the Subscription Agreements and are not a complete discussion of such agreements. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of Notes, the form of Warrants, and the form Subscription Agreements attached to this Current Report on Form 8-K in Exhibits 4.1, 4.2 and 10.1 respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On May 22, 2019, the Company issued a press release announcing the private placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Form of Unsecured Convertible Note.
4.2	Form of Warrant.
10.1	Form of Subscription Agreement.
99.1	Press release dated May 22, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date:	May 22, 2019	By:	/s/ Carlos Alfredo Carrasco
Carlos Alfredo Carrasco
Chief Financial Officer